Exhibit 10.2

FIRST AMENDMENT TO SECURITY AGREEMENT

This First Amendment to Security Agreement, dated as of September 1, 2016 (this “First Amendment”), is by and among Sears Holding Corporation (“Holdings”), the guarantors from time to time party to the Security Agreement (as defined herein) (collectively, and together with Holdings, the “Grantors”), and Wilmington Trust, National Association, in its capacity as collateral agent (in such capacity, and together with any successors and assigns, the “Collateral Agent”). Capitalized terms not defined herein have the meanings given in the Security Agreement.

WHEREAS, the Grantors and the Collateral Agent, have entered into that certain Security Agreement, dated as of October 12, 2010 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Security Agreement”);

WHEREAS, pursuant to Section 7.3 of the Security Agreement and Section 8.01(2) of the Indenture, the Grantors and the Collateral Agent wish to amend the Security Agreement as set forth herein to cure certain ambiguities, omissions, defects or inconsistencies;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, each Grantor and the Collateral Agent hereby agree as follows:

SECTION 1. Amendments to Security Agreement.

(a) The following definition of “Security Documents” is hereby added to Section 1.1 of the Security Agreement in alphabetical order:

““Security Documents” means the Security Agreement, the Intercreditor Agreement and each other document entered into to grant a security interest in the Collateral to the Collateral Agent for the benefit of the Secured Parties.”

(b) Section 5.4 of the Security Agreement is hereby amended by deleting the first paragraph thereof and replacing it with the following:

Application of Proceeds. Subject to the terms of the Intercreditor Agreement, any proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Agent of its remedies, or received by the Collateral Agent in respect of all or any part of the Collateral in connection with any bankruptcy, insolvency, reorganization or similar proceeding of any Grantor, shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, as follows:

(c) Section 5.4 of the Security Agreement is hereby amended by replacing the term “Pari Passu Junior Lien Agent”, which is not defined in the Security Agreement, with the term “Pari Passu Agent”, each time it appears therein.

(d) Section 5.4 of the Security Agreement is hereby amended by replacing the term “Pari Passu Junior Lien Agreement”, which is not defined in the Security Agreement, with the term “Pari Passu Agreement”, each time it appears therein.

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SECTION 2. Effects on Security Agreement. Except as specifically amended herein or contemplated hereby, the Security Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Grantor or the Collateral Agent under the Security Agreement, nor constitute a waiver of any provision of the Security Agreement or in any way limit, impair or otherwise affect the rights and remedies of the Grantors or the Collateral Agent under the Security Documents. On and after the date hereof, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this First Amendment, and this First Amendment and the Security Agreement shall be read together and construed as a single instrument.

SECTION 3. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. The provisions of Section 7.17 and Section 7.18 of the Security Agreement are incorporated herein mutatis mutandis.

SECTION 4. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or by electronic mail of a “PDF” file shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION 5. The Collateral Agent. The Collateral Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Amendment or for or in respect of the recitals contained herein, all of which recitals are made solely by the Grantors. Wilmington Trust, National Association is executing this First Amendment solely in its capacity as Collateral Agent under the Security Agreement and the Indenture (as defined in the Security Agreement) and shall be entitled to all of the rights, privileges and immunities of the Collateral Agent set forth therein as if such rights, privileges and immunities were set forth herein.

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IN WITNESS WHEREOF, each of the undersigned has caused this First Amendment to be duly executed and delivered as of the date first above written.

Grantors:

SEARS ROEBUCK ACCEPTANCE CORP.

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Vice President, Finance

KMART CORPORATION

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Vice President, Controller and Chief Accounting Officer

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Vice President, Controller and Chief Accounting Officer

[Signature Page – First Amendment to Security Agreement]

A&E HOME DELIVERY, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

A&E LAWN & GARDEN, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

A&E SIGNATURE SERVICE, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

CALIFORNIA BUILDER APPLIANCES, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

FLORIDA BUILDER APPLIANCES, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

KLC, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

KMART HOLDING CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

KMART OF MICHIGAN, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

KMART OF WASHINGTON LLC

By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

KMART OPERATIONS LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

KMART STORES OF ILLINOIS LLC

By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

KMART STORES OF TEXAS LLC

By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

KMART.COM LLC

By: BlueLight.com, as Sole Member

By:	/s/ Lawrence J. Meerschaert
Name:	Lawrence J. Meerschaert
Title:	Vice President

MYGOFER LLC

By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

PRIVATE BRANDS, LTD.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS BRANDS MANAGEMENT CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS HOLDINGS MANAGEMENT CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and
Chief Accounting Officer

SEARS HOME IMPROVEMENT PRODUCTS, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President

SEARS OPERATIONS LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and
Chief Accounting Officer

SEARS PROTECTION COMPANY

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS PROTECTION COMPANY (FLORIDA), L.L.C.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS, ROEBUCK AND CO.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

SEARS, ROEBUCK DE PUERTO RICO, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SOE, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

STARWEST, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

Collateral Agent:

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent

By:	/s/ Lynn M. Steiner
	Name:	Lynn M. Steiner
	Title:	Vice President